Short-Term Bank Credit And Loans (Tables)	12 Months Ended
Dec. 31, 2024
Short-Term Debt [Abstract]
Schedule Of Short-Term Bank Credit And Loans

	Interest %	December 31, 2024	December 31, 2023
Loans	SOFR + 1.0% - 1.5%	$100,179	$162,034
Commercial papers, Series A and B (*)	SOFR + 1.0% - 1.25%	350,000	313,620
Bank credit	SOFR + 1.0% - 1.5%	677	100,940
		$450,856	$576,594

As of December 31, 2024 the SOFR rate of short-term loans was 4.49%.

(*)    In 2023, the Company completed an issuance in Israel of a U.S. Dollar denominated commercial paper series A in an amount of approximately $313,620 par value bearing an annual interest of the three-months SOFR interest rate and an additional 1%. The series A commercial paper is for a term of 90 days, which may be extended by additional periods of 90 days each, up to a maximum period of 5 years, and is also subject to early repayment at the request of an investor with a seven business days notice, or at the Company's discretion, with a twenty-one days prior notice. During 2024, additional issuances of series A commercial paper were made and certain portions were repaid.

In September 2024, the Company completed an issuance in Israel of a U.S. Dollar denominated commercial paper series B in an amount of $110 million par value bearing an annual interest of the three-months SOFR interest rate and an additional 1.25%. The series B commercial paper is for a term of 90 days, which may be extended by additional periods of 90 days each, up to a maximum period of 5 years, and is also subject to early repayment at the request of an investor or at the Company's discretion, with a thirty days notice.

The commercial paper Series A and B is not listed on any stock exchange. As of December 31, 2024 we had approximately $ 240,000 par value issued and outstanding series A commercial paper and $ 110,000 par value issued and outstanding series B commercial paper.